UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2023

EVANS BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-35021	16-1332767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6460 Main Street
Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 926-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Definitive Agreement to Sell the Business of The Evans Agency, LLC

On November 7, 2023, Evans Bancorp, Inc. (the “Company”), Evans National Financial Services, LLC (“ENFS”), a wholly-owned subsidiary of the Company, and The Evans Agency, LLC (“TEA”), a wholly-owned subsidiary of ENFS, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Arthur J. Gallagher & Co. and Arthur J. Gallagher Risk Management Services, LLC (collectively, “Gallagher”), pursuant to which TEA will sell substantially all of its assets to Gallagher for a purchase price of $40.0 million in cash, subject to customary net working capital adjustments (the “Transaction”). TEA is a full-service insurance agency offering personal, commercial and financial services products. For the year ended December 31, 2022, TEA had total revenue of $10.0 million.

The Purchase Agreement contains customary representations and warranties regarding the parties. The Company, ENFS and TEA also agreed to various covenants, including, among others, an agreement to operate TEA and its business in the ordinary course during the period prior to the closing of the Transaction. In addition, the Purchase Agreement provides that, for a period of five years following the closing of the Transaction, the Company and its subsidiaries will not, subject to certain limited exceptions, engage in a business that is competitive with Gallagher’s business.

The Transaction is subject to customary closing conditions. The Purchase Agreement also contains certain termination rights for each of the Company and Gallagher, including if the Transaction is not consummated by December 31, 2023.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the proposed Transaction and the Company’s business plans and prospects. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company or the effects of the proposed Transaction to differ materially from the results expressed or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include the impacts from COVID-19, competitive pressures among financial services companies, interest rate trends, general economic conditions, deposit flows and the cost of funds, demand for loan products, changes in legislation or regulatory requirements, our effectiveness at achieving stated goals and strategies, difficulties in achieving operating efficiencies, and as to the sale of TEA, the risk that the proposed Transaction will not close when expected or at all because conditions to the closing are not satisfied on a timely basis or at all. Certain risks and uncertainties are more fully described in the Company’s Annual and Quarterly Reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the execution of the Purchase Agreement, the Company and Aaron M. Whitehouse, President of TEA, entered into an Agreement to Terminate Change in Control Agreement, dated as of November 7, 2023 (“Termination Agreement”). Pursuant to the Termination Agreement, contingent upon the closing of the Transaction, the Change in Control Agreement, dated as of August 11, 2021, by and between the Company and Mr. Whitehouse, will terminate on the closing date of the Transaction, and Mr. Whitehouse will no longer be entitled to any payments or benefits under such agreement.

The foregoing summary of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On November 7, 2023, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of November 7, 2023, by and among Arthur J. Gallagher & Co., Arthur J. Gallagher Risk Management Services, LLC, The Evans Agency, LLC, Evans National Financial Services, LLC and Evans Bancorp, Inc. *

10.1	Agreement to Terminate Change in Control Agreement, dated as of November 7, 2023, by and between Evans Bancorp, Inc. and Aaron Whitehouse

99.1	Press Release dated November 7, 2023

104.1	Cover Page Interactive Data File (formatted as inline XBRL)

* Schedules and similar attachments have been omitted pursuant to Items 601(a)(5) and 601(b)(2) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

November 9, 2023	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer